Exhibit 10.2
AMENDMENT NO. 1
TO
SECOND AMENDED AND RESTATED
FIVE-YEAR CREDIT AGREEMENT
     THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT (this “Amendment”) is made as of January 10, 2007, by and among MICHIGAN CONSOLIDATED GAS COMPANY (the “Borrower”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, and BARCLAYS BANK PLC and CITIBANK, N.A., as Co-Syndication Agents, under that certain Second Amended and Restated Five-Year Credit Agreement, dated as of October 17, 2005, by and among the Borrower, the banks, financial institutions and other institutional lenders from time to time parties thereto, the Administrative Agent and the Co-Syndication Agents (as amended, restated or otherwise modified from time to time, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
     WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Co-Syndication Agents are parties to the Credit Agreement; and
     WHEREAS, the Borrower has requested that the Administrative Agent, the Co-Syndication Agents and the Lenders amend the Credit Agreement on the terms and conditions set forth herein;
     WHEREAS, the Borrower, the Administrative Agent, the Co-Syndication Agents and the requisite number of Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:
1.	Amendments to the Credit Agreement. Effective as of December 31, 2006 (the “Effective Date”) and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
1.1.	Section 1.01 of the Credit Agreement is amended to insert the following new definitions of “Excluded Pension Effects”, “Excluded Short-Term Debt”, “Funded Debt”, “Guaranteed Obligations”, “Hybrid Equity Securities”, “Mandatorily Convertible Securities”, and “Total Funded Debt” alphabetically therein:

     “Excluded Pension Effects” means the non-cash effects on Consolidated Net Worth resulting from the implementation of FASB Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106, and 132(R), dated September 2006.
     “Excluded Short-Term Debt” means Debt of the Borrower or any of its Subsidiaries having an original maturity of not more than 365 days in an aggregate amount of not more than $450,000,000.
     “Funded Debt” means, as to any Person, without duplication: (a) all Debt of such Person for borrowed money or which has been incurred in connection with the acquisition of assets (excluding (i) contingent reimbursement obligations in respect of letters of credit and bankers’ acceptances, (ii) Nonrecourse Debt, (iii) Junior Subordinated Debt, (iv) Mandatorily Convertible Securities, and (v) Hybrid Equity Securities), (b) all capital lease obligations of such Person and (c) all Guaranteed Obligations of Funded Debt of other Persons.
     “Guaranteed Obligations” has the meaning specified in clause (h) of the definition of “Debt”.
     “Hybrid Equity Securities” means any securities issued by the Borrower or its Subsidiary or a financing vehicle of the Borrower or its Subsidiary that (i) are classified as possessing a minimum of “intermediate equity content” by S&P, Basket C equity credit by Moody’s, and 50% equity credit by Fitch and (ii) require no repayments or prepayments and no mandatory redemptions or repurchases, in each case, prior to at least 91 days after the later of the termination of the Commitments and the repayment in full of the Revolving Credit Advances and all other amounts due under this Agreement.
     “Mandatorily Convertible Securities” means any mandatorily convertible equity-linked securities issued by the Borrower or its Subsidiary, so long as the terms of such securities require no repayments or prepayments and no mandatory redemptions or repurchases, in each case prior to at least 91 days after the later of the termination of the Commitments and the repayment in full of the Revolving Credit Advances and all other amounts due under this Agreement.
     “Total Funded Debt” means all Funded Debt of the Borrower and its Consolidated Subsidiaries, on a consolidated basis, as determined in accordance with GAAP.
1.2.	Section 1.01 of the Credit Agreement is amended to delete the definition of “Excluded Hedging Debt” in its entirety.

1.3.	Section 1.01 of the Credit Agreement is amended to delete the definition of “Capitalization” in its entirety and to substitute the following therefor:

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     “Capitalization” means the sum of (a) Total Funded Debt plus (b) Consolidated Net Worth.
1.4.	Section 1.01 of the Credit Agreement is amended to delete the definition of “Consolidated Net Worth” in its entirety and to substitute the following therefor:
     “Consolidated Net Worth” means, as of any date of determination, the consolidated total stockholders’ equity, including capital stock (but excluding treasury stock and capital stock subscribed and unissued), additional paid-in capital and retained earnings (but excluding the Excluded Pension Effects) of the Borrower and its Subsidiaries determined in accordance with GAAP.
1.5.	Section 1.01 of the Credit Agreement is amended to insert at the end of clause (h) of the definition of “Debt” the following: “(all such obligations under this clause (h) being “Guaranteed Obligations”).
1.6.	Section 6.01(i) of the Credit Agreement is amended and restated in its entirety to read as follows:
     (i) The Borrower and its Subsidiaries, on a Consolidated basis, shall, as of the last day of any fiscal quarter of the Borrower, have a ratio of (a) Total Funded Debt to (b) Capitalization in excess of .65:1; provided that for purposes of calculating the foregoing ratio as of the last day of any fiscal quarter other than any fiscal quarter ending on June 30, “Total Funded Debt” for purposes of clauses (a) and (b) above shall be calculated exclusive of all Excluded Short-Term Debt outstanding as of such date; or
1.7.	Exhibit F of the Credit Agreement is amended and restated in its entirety to read as set forth in the form attached hereto.
2.	Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received:
(a)	duly executed originals of this Amendment from each of the Borrower, the requisite number of Lenders required pursuant to Section 8.01 and the Administrative Agent; and

(b)	such other documents, instruments and agreements as the Administrative Agent shall reasonably request.
3.	Representations and Warranties and Reaffirmations of the Borrower.
3.1.	The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement as previously executed and as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting

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the enforcement of creditors’ rights generally), and (ii) no Default or Event of Default has occurred and is continuing.

3.2.	Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as modified hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date, except that any such covenant, representation, or warranty that was made as of a specific date shall be considered reaffirmed only as of such date.
4.	Reference to the Effect on the Credit Agreement.
4.1.	Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

4.2.	Except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

4.3.	The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

4.4.	Upon satisfaction of the conditions set forth in Section 2 hereof and the execution hereof by the Borrower and the Required Lenders, this Amendment shall be binding upon all parties to the Credit Agreement.
5.	GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
6.	Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.	Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MICHIGAN CONSOLIDATED GAS
COMPANY, as the Borrower

By:	/s/ David R. Murphy

Name:	David R. Murphy
Title:	Assistant Treasurer
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Lender

By:	/s/ Nancy R. Barwig

Name:	Nancy R. Barwig
Title:	Vice President

BARCLAYS BANK PLC, as Co-Syndication Agent and
as a Lender

By:	/s/ David Barton

Name:	David Barton
Title:	Associate Director

CITIBANK, N.A., as Co-Syndication Agent
and as a Lender

By:	/s/ Amit Vasani

Name:	Amit Vasani
Title:	Vice President
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

BNP PARIBAS, as Co-Documentation Agent
and as a Lender

By	/s/ Francis J. Delaney

Name:	Francis J. Delaney
Title:	Managing Director

By	/s/ Mark A. Renaud

Name:	Mark A. Renaud
Title:	Managing Director
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

COMERICA BANK, as Co-Documentation
Agent and as a Lender

By

Name:
Title:
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By	/s/ Thane Rattew

Name:	Thane Rattew
Title:	Managing Director
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

THE ROYAL BANK OF SCOTLAND plc, as a
Lender
By /s/ Andrew N. Taylor
Name: Andrew N. Taylor
Title: Vice President
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a
Lender
By /s/ Sherrie I. Manson
Name: Sherrie I. Manson
Title: Sr. Vice President
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

UBS LOAN FINANCE LLC, as a Lender
By /s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director
By /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

THE BANK OF NEW YORK, as a Lender
By /s/ Richard Fronapfel, Jr.
Name: Richard Fronapfel, Jr.
Title: Vice President
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

UNION BANK OF CALIFORNIA, N.A., as a
Lender
By /s/ Dennis G. Blank
Name: Dennis G. Blank
Title: Vice President
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

CREDIT SUISSE, CAYMAN ISLANDS
BRANCH (formerly known as CREDIT
SUISSE FIRST BOSTON, ACTING
THROUGH ITS CAYMAN ISLANDS
BRANCH), as a Lender
By /s/ Sarah Wu
Name: Sarah Wu
Title: Director
By /s/ Shaheen Malik
Name: Shaheen Malik
Title: Associate
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

DEUTSCHE BANK AG NEW YORK
BRANCH, as a Lender
By /s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director
By /s/ Rainer Meier
Name: Rainer Meier
Title: Vice President
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

FIFTH THIRD BANK, A MICHIGAN BANKING CORPORATION (FORMERLY KNOWN AS FIFTH THIRD BANK, EASTERN MICHIGAN), as a Lender

By	/s/ Brian Jelinski

Name: Brian Jelinski Title: Officer
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (successor-by- merger to UFJ Bank Limited), as a Lender

By	/s/ Chi-Cheng Chen

Name: Chi-Cheng Chen Title: Authorized Signatory
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

BANK HAPOALIM B.M., as a Lender

By

Name:
Title:

By

Name:
Title:
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

WILLIAM STREET COMMITMENT CORPORATION (recourse only to assets of William Street Commitment Corporation), as a Lender

By

Name:
Title:
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

MELLON BANK, N.A., as a Lender

By	/s/ Thomas J. Tarasovich, Jr.

Name: Thomas J. Tarasovich, Jr. Title: Vice President
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Gregory E. Castle

Name: Gregory E. Castle Title: First Vice President
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

MIZUHO CORPORATE BANK, LTD., as a Lender

By	/s/ Raymond Ventura

Name: Raymond Ventura Title: Deputy General Manager
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

MORGAN STANLEY BANK, as a Lender

By	/s/ Alex Nikolov

Name: Alex Nikolov Title: Second – Vice President
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

THE NORTHERN TRUST COMPANY, as a Lender

By	/s/ Alex Nikolov

Name:	Alex Nikolov
Title:	Second-Vice President
Signature Page to
Michigan Consolidated Gas Company
Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

EXHIBIT F — FORM OF
COMPLIANCE CERTIFICATE
COMPLIANCE CERTIFICATE

To:	The Lenders parties to the
Credit Agreement Described Below
          This Compliance Certificate is furnished pursuant to that certain Second Amended and Restated Five-Year Credit Agreement, dated as of October 17, 2005 (as amended or modified from time to time, the “Agreement”) among Michigan Consolidated Gas Company, a Michigan corporation (the “Borrower”), the lenders parties thereto, and JPMorgan Chase Bank, N.A., as Agent for the lenders. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.
          THE UNDERSIGNED HEREBY CERTIFIES THAT:
          1. I am the duly elected                      of the Borrower;
          2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;
          3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and
          4. Schedule 1 attached hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.
          Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:
          The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ___day of                     , ___.

MICHIGAN CONSOLIDATED GAS COMPANY

By

Name:
Title:

SCHEDULE 1 TO COMPLIANCE CERTIFICATE
Compliance as of                     , ___with
Provisions of Section 5.01(h) of
the Agreement
FINANCIAL COVENANT
Ratio of Total Funded Debt to Capitalization (Section 6.01(i)).

(A) Numerator (Total Funded Debt):
(i) Debt for borrowed money or which has been incurred in connection with the acquisition of assets (exclusive of contingent reimbursement obligations in respect of letters of credit and bankers’ acceptances):
$

(ii) Minus: Nonrecourse Debt:	-$

(iii) Minus: Junior Subordinated Debt:	-$

(iv) Minus: Mandatorily Convertible Securities:	-$

(v) Minus: Hybrid Equity Securities:	-$

(vi) Minus: For any fiscal quarter other than the fiscal quarter ending on June 30, Excluded Short-Term Debt:	-$

(vii) Plus: Capital lease obligations:	+$

(viii) Plus: Guaranty Obligations of Funded Debt of other Persons:	+$

(ix) Numerator: (A)(i) minus (A)(ii) through (A)(vi) plus (A)(vii) plus (A)(viii):	$

(B) Denominator (Capitalization):
(i) Total Funded Debt: (A)(ix)	$

(ii) Plus: Consolidated Net Worth:	+$

(iii) Denominator: (B)(i) plus (B)(ii):	$

(C) State whether the ratio of (A)(ix) to (B)(iii) was not greater than .65:1:		YES/NO